UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Preferred Apartment Communities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Preferred Apartment Communities, Inc. prepared a video and created materials that encourage stockholders to vote on the proposals outlined in the proxy materials. Included herein are the slides used in the video that are accompanied by music and the additional materials.

Shareholders Matter

Sponsored ·

Important proxy material regarding the $APTS acquisition by Blackstone Real Estate Income Trust is on its way to you. Please respond early!

PREFERREDAPARTMENT
COMMUNITIES

EAST.PROXYVOTE.COM

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Shareholders Matter

Sponsored ·

You should have recently received proxy materials for our upcoming Special Meeting of Stockholders via email or mail. Please respond early – the $APTS acquisition by Blackstone Real Estate Income Trust is dependent on stockholder approval.

PREFERREDAPARTMENT COMMUNITIES®

EAST.PROXYVOTE.COM

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Shareholders Matter
Sponsored ·

$APTS Stockholder – please submit your proxy regarding our Special Meeting of Stockholders today.

WE RECENTLY SENT YOU SPECIAL MEETING PROXY MATERIALS
PREFERREDAPARTMENT COMMUNITIES

EAST.PROXYVOTE.COM
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Shareholders Matter
Sponsored ·

$APTS Stockholder – please submit your proxy regarding our Special Meeting of Stockholders today.

YOUR PARTICIPATION IS VERY IMPORTANT
PREFERREDAPARTMENT COMMUNITIES

EAST.PROXYVOTE.COM
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Shareholders Matter
Sponsored ·

$APTS Stockholder – please submit your proxy regarding our Special Meeting of Stockholders today.

TAKE ACTION TODAY!
PREFERREDAPARTMENT COMMUNITIES

EAST.PROXYVOTE.COM
Click or call to participate today.
Join your fellow stockholders and participate!
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Shareholders Matter
Sponsored ·

The $APTS acquisition by Blackstone Real Estate Income Trust is dependent on stockholder approval. Please submit your proxy today.

PREFERREDAPARTMENT | COMMUNITIES
WE'RE MISSING YOUR VOTE

DIAL +1 (800) 322-2885

Click to call 800-322-2885 to vote!

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Shareholders Matter

Sponsored ·

Reminder: $APTS urgently needs your participation in our Special Meeting via proxy.

PREFERREDAPARTMENT COMMUNITIES

DIAL +1 (800) 322-2885

Click to call 800-322-2885 to vote!

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WE NEED YOUR VOTE
PREFERREDAPARTMENT | COMMUNITIES
Click or call to vote today
VOTE NOW

Click or call to vote today
VOTE NOW
PREFERREDAPARTMENT | COMMUNITIES
WE NEED YOUR VOTE

Shareholders Matter
Sponsored ·

The campaign is complete. Thank you for your participation – it was important to our success!

PREFERREDAPARTMENT COMMUNITIES®
THANK YOU

EAST.PROXYVOTE.COM

Thank you for your participation.

Voting is complete.

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